Exhibit 10.1

RESCISSION AGREEMENT

This Rescission Agreement (this “Rescission Agreement”), dated February 23, 2010, is made is made between Megalink Global, Inc. (“Seller”) and Calibert Explorations, Ltd., a Nevada corporation (the “Buyer”).

WHEREAS, on November 23, 2009, the Buyer and Seller entered into a Definitive Agreement  (the “Definitive Agreement”); and,

WHEREAS, the Buyer and Seller desire to mutually rescind the Definitive Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

 The Definitive Agreement entered into between the Buyer and Sellers on November 23, 2009 is hereby rescinded, set aside and held for naught and all consideration paid by either party is hereby returned to the respective parties.

IN WITNESS WHEREOF, the parties have executed this Rescission Agreement as of the date first above written.

SELLER: Megalink Global, Inc. BY: DAVID SALTRELLI
David Saltrelli, President

BUYER: Calibert Explorations, Ltd. BY: DAVID SALTRELLI David Saltrelli, President